POWER OF ATTORNEY
(Section 16 Filings)
Know all by these presents, that the undersigned hereby constitutes and appoints Martin McDermut or M. Peter
Thomas or William Buchanan, and each of them, the undersigned's true and lawful attorneys-in-fact, to:
1. Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Superconductor Technologies
Inc., Forms 3, 4, and 5 in accordance with Section
 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;
2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or similar
 authority; and
3. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
 understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform any and ever
 act and thing whatsoever requisite,
necessary, or proper to be done in the
exercise of any of the rights and power
s herein granted, as fully to all intents
 and purposes as the undersigned might or could do if personally present, with full power or substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the
 Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.
This power of attorney shall remain in full
 force and effect until the undersigned is no longer required to file Forms 3, 4, and
 5 with respect to the undersigned's holdings of and transactions in securities issued
y the Company, unless earlier revoked by the
 undersigned in a signed writing delivered to the foregoing attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this _21___ day of _____October_______, 2002___.


			John D. Lockton
Signature
			John D. Lockton
Print Name
Pwr of Attorney - Section 16 Filings
standard form.doc